January 12, 1997




Shareholders of Real Silk Investments, Inc.:

Enclosed is a restated Report for the Six Months Ended June 30, 1997, which includes certain related party disclosures in footnote 5. No other changes have been made to the report.


Sincerely,



Daniel R. Efroymson
President































                              Restated
                 Report for the Six Months Ended June 30, 1997


                      REAL SILK INVESTMENTS, INCORPORATED


                            Indianapolis   Indiana


                             ____________________


                                   OFFICERS

               D. R. Efroymson..........President and Treasurer
               L. M. Efroymson . . . . . . . . . Vice President
               M. A. Singer. . . . . . Assistant Vice President
               J. D. Hagan . . . . . . Assistant Vice President
               L. A. Cox . . . . . . . . . . . . . . .Secretary
               D. A. Link. . . . . . . . . .Assistant Secretary


                                   DIRECTORS

             Daniel R. Efroymson              Herbert D. Falender
             Loralei M. Efroymson             Norman C. Kleifgen, Jr.

                              Terry W. Bowmaster
                                Mary Ann Stein
                                Samuel L. Odle


    TRANSFER AGENT AND REGISTRAR                    CUSTODIAN OF SECURITIES

    Registrar & Transfer Company                    NBD Bank, N.A.
    Cranford, New Jersey                            Indianapolis, Indiana



                             INDEPENDENT AUDITORS

                             KPMG Peat Marwick LLP
                             Indianapolis, Indiana
REAL SILK INVESTMENTS, INCORPORATED


Financial Statements


June 30, 1997



Table of Contents




                                                                        Page

Financial Statements:

         Statement of Assets and Liabilities                            2

         Statement of Operations                                        3

         Statements of Changes in Net Assets                            4

         Supplementary Information   Financial Highlights               5

         Notes to Financial Statements                               6-10


Additional Information:

         Schedule of Investments in Securities                      11-15
                      REAL SILK INVESTMENTS, INCORPORATED

                      Statement of Assets and Liabilities

                                 June 30, 1997


                                    Assets

Investments in securities (unaffiliated issuers), at market
value:
         Money market funds (cost:  $1,191,293)                $1,191,293
         Common shares (cost:  $11,699,315)                   107,932,327
         U.S. government and agency securities (cost:
            $6,321,062)                                         6,446,152
         Bonds and notes (cost:  $3,648,924)                    3,681,633
            Total investments in securities (unaffiliated
                  issuers)                                    119,251,405


Investments in securities (affiliated issuers), at market value:
         Common shares (cost:  $147,786) (note 4)             10,200,000
            Total investments in securities                  129,451,405


Cash                                                               9,901
Accrued interest and dividends receivable                        324,496
Other assets                                                      25,679
Office furniture and equipment, less accumulated
         depreciation of $54,925                                  37,734
            Total assets                                     129,849,215


                                  Liabilities

Accounts payable and accrued expenses                             21,244
Deferred federal income tax payable on net built-in
    gains (note 1)                                            13,004,767
            Total liabilities                                 13,026,011


                                  Net Assets

Equivalent to $709.38 per share based on 164,683 shares of
         $5.00 par value common stock outstanding (note 2)  $116,823,204








                See accompanying notes to financial statements.
This statement was prepared by the Company and was not examined by the independent auditors.
                      REAL SILK INVESTMENTS, INCORPORATED

                            Statement of Operations

                        Six months ended June 30, 1997


Investment income:
     Dividends, including affiliated issuers of $132,000 (note 4) $1,088,200
         Interest on securities from unaffiliated issuers            370,197
               Total income                                        1,458,397
Expenses:
         Officers' salaries                                           51,722
         Salaries and wages                                           22,384
         Taxes other than federal income tax                          23,462
         Legal, auditing and other professional services              29,232
         Custodian fees                                                5,409
         Directors' fees                                               5,200
         Office expense and supplies                                   3,327
         Insurance                                                     5,706
         Rent (note 7)                                                25,883
         Pension (note 5)                                              3,456
         Depreciation                                                  4,397
         Dues and subscriptions                                        9,674
         Computer expense                                              3,374
         Equipment lease                                              11,970
         Sundry                                                        6,734
               Total expenses                                        211,930
               Net investment income                               1,246,467

Net realized gain (loss) on investment securities (unaffiliated issuers):
         Proceeds from sales                                       5,720,812
         Cost of securities sold                                   5,723,202
                                                                     (2,390)
         Federal income (tax) benefit (note 1)                        19,267
               Net realized gain (loss) on investment securities
                 (note 3)                                             16,877

Unrealized appreciation in value of investments:
         Beginning of period (January 1, 1997)                   91,378,918
         End of period (June 30, 1997)                          106,443,025
                                                                 15,064,107
         Increase in deferred federal income tax payable (note 1)  (28,176)
            Net increase in unrealized appreciation, including
             an affiliated issuers increase of $675,000 (note 4) 15,035,931

Net realized and unrealized gain (loss) on investments           15,052,808
Net increase (decrease) in net assets resulting from operations $16,299,275





                See accompanying notes to financial statements.
This statement was prepared by the Company and was not examined by the independent auditors.
                     REAL SILK INVESTMENTS, INCORPORATED

                      Statements of Changes in Net Assets

                    Six months ended June 30, 1997 and 1996



                                                       1997              1996

Net investment income                               $1,246,467       1,268,873

Net realized gain (loss) on investments                 16,877         608,712

Net increase (decrease) in unrealized appreciation  15,035,931      (2,233,478)

Net increase (decrease) in net assets resulting
    from operations                                 16,299,275        (355,893)

Federal income tax paid on realized gain on behalf of   -                 -
    stockholders, charged to operations (note 1)

Cash distributions to stockholders from net investment
    income ($5.00 and $5.00 per share, respectively)
    (note 1)                                         (823,415)        (823,415)

Deemed distributions to stockholders from net realized
    gain on investments (note 1)                        -                -

Additional paid-in capital (note 1)                     -                -


Increase (decrease) in net assets                  15,475,860       (1,179,308)

Net assets at beginning of period                 101,347,344       94,697,920

Net assets at end of period (including undistributed net
investment income of $1,209,514 and $1,177,796,
respectively, and undistributed net realized
capital gain (loss) of $16,877 and  $377,287,
respectively)                                     $116,823,204      93,518,612













                See accompanying notes to financial statements.
This statement was prepared by the Company and was not examined by the independent auditors.
                      REAL SILK INVESTMENTS, INCORPORATED

                           Supplementary Information
                             Financial Highlights


                                         Six months
                                           ended         Year Ended December 31,
                                          June 30,
                                            1997     1996    1995   1994   1993
Per share data                           Unaudited

Investment income                       $   8.86    17.85   17.52  16.23  15.37
Less:  expenses                             1.29     2.29    2.17   1.92   1.68
    Net investment income                   7.57    15.56   15.35  14.31  13.69
Net realized gain (loss) on investments .10 2.95 (1.27) (.12) (.01) Net increase (decrease) in unrealized
    appreciation                           91.30    37.10   71.10(26.29)  59.77

Net increase (decrease) in net assets
    resulting from operations              98.97    55.61   85.18(12.10)  73.45

Federal income tax paid on realized gain
    on behalf of stockholders, charged to
    operations (note 1)                     -         .87     -    -        -
Cash distributions to stockholders from net
    investment income (note 1)            (5.00)  (15.23) (15.28)(13.92)(13.15)
Deemed distributions to stockholders from net
    realized gains on investments (note 1)   -     (2.49)     -    -     (.28)
Additional paid-in capital (note 1)          -      1.62      -    -      .18

Increase (decrease) in net assets         93.97     40.38   69.90 (26.02) 60.20

Net asset value per share:
    Beginning of period                  615.41    575.03  505.13 531.15 470.95

    End of period                      $ 709.38    615.41  575.03 505.13 531.15

Market value per share, end of period  $ 491.50    450.00  420.00 375.00 335.00

Ratios/Supplemental Data:  (for the six months
    ended June 30, 1997, the ratios are
    annualized to provide comparisons)
      Expenses to average net assets     .40%       39%    .41%   .36%    .33%
      Net investment income to average
         net assets                     2.34%     2.67%   2.88%  2.71%   2.72%
      Portfolio turnover rate           3.73%     3.35%   2.04%  1.07%   1.28%
      Average commission rate(1)     $  0.0700    0.0700
      Total investment return          20.76%    10.89%  16.31% 16.33%  12.47%
      Net assets at the end
        of year       $116,823,204 101,347,344 94,697,920 83,186,717 87,471,939

 (1) Computed by dividing the total amount of commissions paid by the total number of shares purchased or sold during the period for which there was a commission charged.

                See accompanying notes to financial statements.
    This statement was prepared by the Company and was not examined by the independent auditors.
Note 1 - Summary of Significant Accounting Policies

     Real Silk Investments, Incorporated (the Company) is registered under the Investment Company Act of 1940 (as amended) as a closed-end diversified management investment company. The Company, which primarily invests in common stock, has no external managers and pays no management fees. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles for closed-end management investment companies, are described below.

     Investments

     Investments in securities traded on national securities exchanges or the NASDAQ National Market are valued at the last reported sales price. Other securities traded on the over-the-counter market are valued at the closing bid prices. Bonds and notes are valued on the basis of quotations furnished by recognized trade sources. Purchases and sales of securities are recorded as of the trade dates. The cost bases of investments for federal income tax purposes are the same as the book values.

     Investment Income

     Dividend and interest income are recorded on the accrual basis of accounting. Cash dividends from securities are recorded as income on the ex-dividend dates. Dividends for which the recipient has the choice to receive cash or stock are recognized as investment income in the amount payable in cash. Other noncash dividends are recognized as investment income at the fair market value of the property received.

     Use of Estimates and Assumptions

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     Federal Income Tax

     Prior to January 1, 1989, the Company was subject to federal income tax as a regular ("C") corporation. Beginning January 1, 1989, the Company qualified and elected to be taxed as a regulated investment company within the meaning of Section 851 of the Internal Revenue Code and is currently reporting tax on such basis. As a regulated investment company, the Company generally does not pay federal income tax at the corporate level on current earnings which are passed through to its stockholders.

The Tax Reform Act of 1986 gives the United States Treasury Department the authority, under Section 337(d)(1), to promulgate regulations to assure that the purposes of certain provisions of that Act (those taxing appreciated property on the sale or liquidation of a corporation) are not circumvented by the use of various entities, including regulated investment companies. In Notice 88-19, Treasury stated its intention to issue regulations generally making a C corporation taxable on built-in gains at the time it converts to a regulated investment company, but permitting it to elect to be subject to rules similar to those applicable to a corporation which elects to be taxed as an S corporation. Those rules impose tax on the built-in gains of a C corporation which are recognized during the first ten years following its election to be an S corporation. If the intended regulations were adopted as described in Notice 88-19, the appreciation of the assets of the Company as of January 1, 1989 (the "built-in gains"), would be taxed to the extent these gains are realized prior to January 1, 1999. To date, no such regulations have been issued.

Because the authority to promulgate such regulations exists and because the Treasury Department issued Notice 88-19, the Company has recorded a deferred tax liability in its financial statements for the potential tax. If the deferred tax liability did not exist, which will at least occur as of January 1, 1999, the net asset value of the Company would be increased by the amount of the deferred tax liability, which amounts to approximately $78.97 per share at June 30, 1997.

As built-in gains have been realized, the Company has deposited with the Internal Revenue Service amounts representing the potential tax on realized built-in gains. However, because no regulations have been issued, the Company, while continuing to make the deposits, is also requesting refunds of the amounts deposited to protect the Company's right to those deposits should regulations not be issued.

The Company has received a refund, or a notice of refund, from the Internal Revenue Service for the amounts deposited representing the potential tax on realized built-in gains for the tax years ending December 31, 1992 and 1996. However, the Company cannot predict the response of the Internal Revenue Service to the Company's request for refunds for the amounts deposited in other years or whether or when such regulations will be issued.

Also, the Company is a personal holding company as defined in Section 542 of the Internal Revenue Code. As a personal holding company, the Company is subject to a special surtax on any undistributed personal holding company income. However, the Company intends to distribute all of its personal holding company income.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from the ultimate characterization for federal income tax purpose

Distributions to Stockholders

The policy of the Company is to distribute all investment company taxable income and to retain as much tax-exempt income as possible without incurring tax at the corporate level and without jeopardizing the Company's regulated investment company status. All or most of its realized capital gains are retained.

As a regulated investment company, the Company may annually elect to treat retained capital gains as distributed to its stockholders on the last day of the year. The Company must pay a tax at the highest corporate rate on the retained gains deemed distributed. The stockholders include these capital gains in their individual income tax returns and receive a credit equal to their share of the tax paid by the Company. The difference between the gains retained by the Company and the tax paid by the Company on behalf of the stockholders is added by the stockholder to the basis of their stock.

For the six-month period ended June 30, 1997, the Company realized long-term capital gains of $9,132, realized long-term capital losses of $11,522 and received a notice of refund of the 1996 built-in gains tax deposit of $19,267.

Note 2 - Net Assets

The Company's net assets at June 30, 1997, were comprised of the following elements:

     Common stock ($5.00 par value) and additional paid-in
      capital; 300,000 shares authorized, 164,683 shares
      issued and outstanding                                   $  22,158,555

     Accumulated undistributed income:
      Undistributed net investment income                          1,209,514
      Undistributed net realized capital gain (loss) (note1)          16,877
      Unrealized gains of $106,627,274 and unrealized losses of $184,249, less deferred federal income tax of $13,004,767 93,438,258

      Net assets at June 30, 1997                               $116,823,204

Note 3 - Investments

Following is a summary of securities sold during the six months ended June 30, 1997:

                                  Proceeds from
                                    Sales and                        Net Gain
                                    Maturities         Cost            (Loss)

     Money market funds            $3,180,648        3,180,648           -
     Common shares                    234,164          242,554         (8,390)
     U.S. government securities     2,000,000        2,000,000           -
     Bonds and notes                  306,000          300,000          6,000

         Totals                    $5,720,812        5,723,202         (2,390)
     Federal income tax:
         Refund of 1996 built-in gains deposit                         19,267

     Net realized capital gain (loss)                                $ 16,877

The federal income tax is computed at a rate of 35% on the built-in unrealized gains which existed at January 1, 1989 (the effective date of the Company's election to be taxed as a regulated investment company-note 1) and which were realized during the six month period ended June 30, 1997. There were no net built-in gains realized during the six months ended June 30, 1997. As discussed in Note 1, the Company requests a refund from the IRS of built-in gain tax deposits made. In July, 1997, the Company received from the Internal Revenue Service a notice of refund of taxes paid in 1996 of $19,267. This refund is recorded as a receivable to the Company as of June 30, 1997.

The aggregate cost of securities acquired during the six months ended June 30, 1997, was as follows:

         Money market funds                                       $3,820,611
         Common shares                                               150,938
         U.S. government securities                                    -
         Bonds and notes                                           2,051,040

              Total purchase of securities                        $6,022,589

Note 4 - Investment in Affiliated Issuer

The Company is an affiliated company, as defined in Section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, with respect to its investment in Arnold Industries, Inc. The Company and affiliated persons owned more than five percent of the voting common stock of Arnold Industries, Inc., at June, 30, 1997.

Note 5 -  Expenses

The Company shares personnel and office facilities with two entities considered to be related parties as defined by Statement of Financial Accounting Standards No. 57, "Related Party Disclosures". One of the related parties is a private partnership of which certain officers and directors of the Company are partners. The other related party, which there are no direct transactions, is a not-for-profit charitable foundation of which certain officers and directors are also officers and directors of the Company. Certain costs are allocated among the three entities based on actual usage or management's estimate of use if actual usage cannot be determined precisely.

Certain office equipment, primarily computer and telecommunications equipment, used by the Company is owned by the related private partnership. The Company annually enters into a one-year operating lease with the related party. For the six months ended June 30, 1997, totaled $11,970. However, the lease was subsequently amended due to a revised evaluation of the fair market value of the leased equipment, in which it was determined that the lease payments for the six months ended June 30, 1997 should have totaled $5,009. Accordingly, effective July 1, 1997, the Company recorded a receivable in the amount of $6,961 that will be reimbursed to the Company by the related party. At June 30, 1997, the future minimum lease payments required by the amended leases are $5,009 in 1997. A portion of the lease amount is attributable to certain equipment purchased by the private partnership related party from a vendor that may be considered a related party.

The related private partnership purchased office supplies and similar items used by the Company. On a monthly basis, the Company reimburses the related party for its allocated share of the office supplies. For the six months ended June 30, 1997, expenses reimbursed to the related party totaled $14,006. This total included approximately $268 that was reimbursed to the private partnership for a vendor that may also be considered a related party. In addition to these expenses, for the six months ended June 30, 1997, the Company incurred other expenses totaling $180 to a vendor that may be considered a related party.

(Continued)
Note 6- Retirement Plan

Effective January 1, 1992, the Company began sponsoring a money purchase pension plan which covers all employees of the Company who have met certain service requirements. Annually, the Company must contribute to the Plan an amount equal to five percent of each participant's compensation. Pension expense for the six months ended June 30, 1997 and 1996 was $3,208 and $3,222, respectively.

Note 7- Line of Credit

The Company has an unsecured line of credit for short-term bank borrowings of up to $5 million, with interest computed at the bank's prime rate. The line of credit expires on July 1, 1998. At June 30, 1997, the entire line of credit was unused.

Note 8 - Rent Commitment

In March 1993, the Company entered into a five-year operating lease for office space. At June 30, 1997, the future minimum rental payments required by the lease are as follows:
                                                                   Required
             Payable In                                         Rent Payments

             1997                                                  $ 26,252
             1998                                                    13,126


             Total                                                 $ 39,378




               REAL SILK INVESTMENTS, INCORPORATED

              Schedule of Investments in Securities

  June 30, 1997

                                    Principal                           % of
                                     Amount                             Total
                                    or Number              Industry  Investment
Description                         of Shares     Value     Totals    Portfolio

MONEY MARKET FUNDS (unaffiliated issuers):
      Fidelity Cash Reserves Fund     214,934  $ 214,934
      Pegasus Money Market Fund       976,359    976,359

      Total Money Market Funds                $1,191,293   $1,191,293     .92%

COMMON SHARES (unaffiliated issuers):

Sector:  Business Services
    Industry:  Information Services                        3,179,400     2.46%
      Cognizant Corporation            8,800    356,400
      Dun & Bradstreet, Inc.           8,800    231,000

    Industry:  Office Furniture
      Miller (Herman), Inc.           72,000  2,592,000

Sector:  Consumer Goods                                  13,407,148     10.36%
    Industry:  Apparel/Textiles
      Guilford Mills, Inc.            19,687    409,726
      Russell Corporation            179,200  5,308,800

    Industry:  Food/Restaurants
      ConAgra, Inc.                   10,000    641,870
     *Consolidated Products, Inc.     37,009    689,293
     *Kroger Company, Inc.           216,000  6,264,000

    Industry:  Tobacco
     *Imperial Tobacco Group PLC (ADR) 7,268     93,459

Sector:  Diversified
    Industry:  Conglomerate                              1,960,597       1.51%
      Hanson, PLC (ADS)                3,634     90,850
      TRW, Inc.                       32,000  1,817,984
     *U.S. Industries, Inc.            1,453     51,763
               REAL SILK INVESTMENTS, INCORPORATED

              Schedule of Investments in Securities

                          June 30, 1997

                                    Principal                            % of
                                     Amount                              Total
                                    or Number               Industry Investment
Description                         of Shares    Value       Totals   Portfolio

Sector:  Energy/Natural Resources                         12,219,293     9.44%
    Industry:  Metals/Mining
      Newmont Mining Corporation        54,916   2,141,724
      Penn Virginia Corporation         40,000   1,960,000
      Reynolds Metals Co., Inc.          8,344     594,510
     *The Energy Group PLC (ADS)         3,634     153,990

    Industry:  Oil & Gas
      Atlantic Richfield Co., Inc.      32,000   2,256,000
      Kerr-McGee Corporation            18,000   1,140,750
      Northwest Natural Gas, Inc.       23,400     612,776
      Occidental Petroleum Corporation   9,570     239,843
      Union Pacific Resources Group Inc 29,118     724,310

    Industry:  Paper
      Boise Cascade Corporation          6,666     235,390
      Temple-Inland, Inc.               40,000   2,160,000

Sector:  Financial                                        24,492,308    18.92%
    Industry:  Bank/Thrift
      First Chicago NBD Corporation     92,928   5,622,144
     *Ocwen Financial Corporation       13,500     440,438

    Industry:  Insurance
      American Financial Group, Inc.    33,902   1,445,072
      Chubb Corporation                 54,000   3,611,250
      CMAC Investment Corporation        8,000     382,000
      HSB Group, Inc. (Formerly: Hartford
       Steam Boiler Inspection
       & Insurance Co.)                186,000   9,927,750
      Ohio Casualty Corporation         16,000     704,000
      ReliaStar Financial Corporation   21,039   1,538,476

    Industry:  Mortgage
     *First Alliance Corporation        11,500     336,375

    Industry:  Mutual Funds
      Japan Fund, Inc.                  17,651     169,803
      Scudder Large Company Value Fund
       (Formerly: Scudder Capital
        Growth Fund, Inc.)              12,000     315,000

               REAL SILK INVESTMENTS, INCORPORATED

              Schedule of Investments in Securities

                          June 30, 1997

                                     Principal                            % of
                                       Amount                            Total
                                     or Number              Industry Investment
Description                          of Shares     Value     Totals   Portfolio

Sector:  Industrial                                       22,480,206    17.37%
    Industry:  Capital Goods
      Cincinnati Milacron, Inc.          36,000    933,732
      Manitowoc Co., Inc.                84,000  3,927,000

    Industry:  Chemicals
      Sigma-Aldrich Corporation          10,000    350,620
      Millenium Chemicals Inc.            2,076     47,229

    Industry:  Environmental Services
      Browning-Ferris Industries, Inc.   16,000    532,000
      Waste Management, Inc. (Formerly:
        WMX Technologies, Inc.)          13,000    417,625

    Industry:  Steel
      Nucor Corporation                 288,000 16,272,000

Sector:  Medical                                           8,977,309     6.93%
    Industry:  Pharmaceutical
      Bristol-Myers Squibb Co., Inc.      8,000    648,000
      Johnson & Johnson, Inc.            96,000  6,180,000
      Lilly (Eli) & Co., Inc.             8,000    874,496
      Merck & Co., Inc.                   9,000    920,813
      Mylan Laboratories, Inc.           24,000    354,000

Sector:  Technology                                       4,976,261      3.84%
    Industry:  Computer Hardware/Software
      Hewlett-Packard Corporation        16,000    896,000
     *Microsoft Corporation               6,000    758,250

    Industry:  Electronics
     *DII Group, Inc.                   10,000     440,000
     *Marshall Industries, Inc.         36,000   1,341,000
      Motorola Inc.                      7,000     532,875
     *Vishay Intertechnology, Inc.      34,839   1,008,136

Sector:  Communications                                    9,743,418     7.53%
    Industry:  Entertainment
      Time Warner, Inc.                 144,000  6,948,000

               REAL SILK INVESTMENTS, INCORPORATED

              Schedule of Investments in Securities

                          June 30, 1997

                                     Principal                           % of
                                       Amount                           Total
                                     or Number            Industry   Investment
Description                          of Shares     Value   Totals    Portfolio

    Industry:  Telecommunication
      Ameritech Corporation               8,000    543,496
      Bell Atlantic Corporation           4,000    303,500
      Bell South Corporation             12,000    556,500
      GTE Corporation                     7,900    346,613
      MCI Communications Corporation     14,800    566,559
      Telefonos de Mexico S.A.
        (ADR Series L)                   10,000    478,750

Sector:  Transportation (see also affiliated issuers)    6,496,387       5.02%
    Industry:  Automotive
      MascoTech, Inc.                    96,000  2,004,000

    Industry:  Railroads
      Norfolk Southern Corporation       18,000  1,813,500
      Union Pacific Corporation          34,380  2,400,137

    Industry:  Trucking
      Wabash National Corporation        10,000   278,750

       Total common shares
                (unaffiliated issuers)       $107,932,327 $107,932,327  83.38%

U.S. GOVERNMENT AND AGENCY
   SECURITIES (unaffiliated issuers):
     U.S. Treasury Notes 8.500%, 7/15/97   500,000   500,625
     U.S. Treasury Notes 7.875%, 1/15/98 1,000,000 1,011,870
     U.S. Treasury Notes 8.250%, 7/15/98   500,000   512,187
     Federal Home Loan Mtg. Corp. REMIC,
       5.75%, 2006                       1,000,000   982,180
     Federal National Mtg. Assn. Guaranteed
       REMIC, 6.75%, 2018                1,000,000   995,620
     Federal National Mtg. Assn. REMIC,
       6.00%, 2015                       1,000,000   987,180
     Federal Home Loan Mtg. Corp.,
       6.55%, 2003                       1,000,000   980,160
     Federal Home Loan Mtg. Corp.,
       6.25%, 2006                         500,000   476,330

     Total U.S. Government and Agency
      Securities (unaffiliated issuers)         $6,446,152  $6,446,152   4.98%


                REAL SILK INVESTMENTS, INCORPORATED

               Schedule of Investments in Securities

                           June 30, 1997

                                     Principal                           % of
                                      Amount                             Total
                                    or Number              Industry   Investment
Description                         of Shares    Value      Totals    Portfolio

OTHER BONDS AND NOTES (unaffiliated
   issuers):
      Kentucky State Turnpike Auth. Res.,
       13.125%, 2009                   125,000    125,031
      BankAmerica Corp., 7.875%,
       2002                          1,000,000  1,045,310
      Household Finance Corp. Note,
       7.25%, 2003                   1,000,000  1,011,940
      General Motors Acceptance Corp. Note,
       7.125%, 2003                    500,000    504,762
      Household Finance Corp. Note, 7.625%,
       1999                           500,000     510,800
      Pacific Gas and Electric Co., 6.25%,
       2004                           500,000     483,790

       Total Other Bonds and Notes
         (unaffiliated issuers)               $3,681,633   $3,681,633    2.84%

       Total investments in securities
          (unaffiliated issuers)            $119,251,405 $119,251,405   92.12%

 COMMON SHARES (affiliated issuers):

Sector:  Transportation (see also
       unaffiliated issuers)
     Industry:  Trucking
      Arnold Industries, Inc.       600,000   10,200,000  10,200,000     7.88%

       Total investments in securities
          (affiliated issuers)               $10,200,000 $10,200,000     7.88%

       Total investments in securities      $129,451,405 $129,451,405  100.00%




          See accompanying notes to financial statements.
This statement was prepared by the Company and was not examined by the independent auditors.